EXHIBIT 31

                     CERTIFICATION PURSUANT TO SECTION 302
                           OF THE SARBANES-OXLEY ACT

EXHIBIT 31

        CERTIFICATION OF DISCLOSURE PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Paragon Financial Corporation (kna New Market Latin America, Inc.). (the Registrant") on Form 10-Q/A (the "Report") for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof. I, Aubrey Brown, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. I certify that I have reviewed the 10-Q/A of Paragon Financial Corporation (kna New Market Latin America, Inc.);

     2. Based on my knowledge, the Report does not contain any untrue statements of a material fact or omit a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

     3. Based on my knowledge, the financial statements and other financial information included in the Report fairly present in all material respects the financial condition, results of operations, and cash flows of the issuer, as of, and for, the period presented in the Report;

     4. The Registrant's, other certifying officers, and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting as defined in Exchange Act Rules 13a-15f and 15d-15f for the Registrant and have:

          a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this Report is being prepared;

          b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting, and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

          c. Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

          d. Disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registant's internal control over financial reporting.

     5. The Registrant's, other certifying officers, and I have disclosed, based on their most recent evaluation, to the Registrant's auditors and the audit committee of the Board of Directors (or persons fulfilling the equivalent function);

          a. All significant deficiencies in the design or operation of internal controls over financial reporting, which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize, and report financial information; and

          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrants' internal control over financial reporting.


Dated: October 10, 2008                            Name:Aubrey Brown


                                                 /s/Aubrey Brown
                                                _________________________

                                               Position: Chief Executive Officer